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                        Consent of Independent Auditors

We consent to the incorporation by reference of our report dated October 15, 1999, with respect to the combined financial statements of the Murphy Family Farms Group included in Smithfield Foods, Inc.'s Proxy Statement dated
November 22, 1999, into the Registration Statements (S-8 No. 33-51024, 33-14219, 333-34553, 333-81917) of Smithfield Foods, Inc., filed with the Securities and Exchange Commission.

                                                       /s/ Ernst & Young LLP

Raleigh, North Carolina
December 3, 1999